Exhibit 10


[Ultrapar logo]



                                                                   May 24, 2002


To:
The U.S. Securities and Exchange Commission


     Re:  Arthur Andersen LLP
          ("Andersen")


Dear Sirs:

     Pursuant to the requirements set forth in the Temporary Final Rule and Final Rule "Requirements for Arthur Andersen LLP Auditing Clients" issued by this Commission on March 18, 2002 (17 CFR PARTS 210, 228, 229, 230, 240, 249
and 260; RELEASE NOS. 33-8070, 34-45590; 35-27503; 39-2395; IA-2018; IC-25464;
FR-62; File No. S7-03-02 and RIN 3235-AI46), and in view of the audit report issued by Andersen to ULTRAPAR PARTICIPACOES S/A ("Ultrapar"), by its duly authorized representative, Ultrapar hereby declares that it has received by letter dated April 29, 2002 certain representations from Andersen concerning audit quality controls in connection with the audit of the consolidated financial statements of Ultrapar and its subsidiaries as of and for the year ended December 31, 2001, including representations regarding the continuity of Andersen personnel working on the audit, the availability of national office consultation, and the availability of personnel at foreign affiliates of Andersen to conduct relevant portions of the audit.


                                         Sincerely yours,

                                         ULTRAPAR PARTICIPACOES S/A